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EXHIBIT 10.6

                       SECURED LOAN AND SECURITY AGREEMENT

         This secured loan and security agreement (the "AGREEMENT"), made this 6th day of February, 2002, by and between TANGIBLE ASSET GALLERIES, INC., a Nevada corporation ("TANGIBLE"), and Wes English, an individual residing at 61 Eagleridge Place, Danville, California 94506 (the "LENDER").

                                   WITNESSETH:

         In security for and in consideration of Lender entering into a secured promissory note dated February 4, 2002, between Lender and Tangible, whereby Lender has agreed to lend to Tangible the sum of TWO HUNDRED NINE THOUSAND AND NO/100 DOLLARS ($209,000.00) (the amount hereinafter referred to as the "LOAN AMOUNT" and the note hereinafter referred to as the "TANGIBLE SECURED PROMISSORY NOTE").

         AND ALSO to secure the payment by Tangible to the Lender of any and all sums due and owing the Lender by Tangible under the Tangible Secured Promissory Note, Tangible hereby grants to the Lender, its successors and assigns, a security interest as that term is defined in the California Commercial Code in and to all inventory of Tangible designated as art or art objects, but not coins, together with all substitutions therefor and additions and accessions thereto, together with all proceeds of such property and all other similar property Tangible has or shall hereafter acquire an interest in (collectively referred to herein as the "COLLATERAL");

         TO HAVE AND TO HOLD the Collateral unto the Lender, its successors and permitted assigns, absolutely;

         PROVIDED, HOWEVER, that if Tangible shall discharge any and all obligations that are now or may hereafter be or become owing by Tangible to the Lender on account of default under the Tangible Secured Promissory Note aforesaid, of which obligations the books of the Lender shall be prima facie evidence, and which obligations it is agreed by these presents are and shall be secured as a charge against the Collateral hereby encumbered, and shall observe and perform all of the covenants and agreements herein contained, THEN THESE PRESENTS SHALL BE VOID;

         BUT UPON FAILURE to pay said sums or interest due under said Tangible Secured Promissory Note when due then the Lender may exercise all remedies provided to Lender under the provisions of this Agreement.

         Tangible HEREBY REPRESENTS, COVENANTS AND AGREES WITH LENDER AS
FOLLOWS:

         1. BUSINESS USE. Tangible represents and agrees that the primary use of the Collateral is and will be business use.



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         2. MAINTENANCE OF GOOD TITLE. Tangible warrants that Tangible is the owner of and lawfully possess the Collateral, and that, other than the interest of the preferred shareholders, the interest of KSH Investment Fund, LLP and the subordinated interest of Silvano DiGenova, no financing statement or any other lien or encumbrance covering any of the Collateral, or any of the proceeds thereof, is on file in Nevada or California or otherwise outstanding. Tangible hereby covenants and agrees that it will from time to time, on request by the Lender, execute and deliver such financing statement and other documents deemed necessary by the Lender to perfect the security interest of the Lender and to preserve, protect and enforce that security interest, and pay the cost of filing or recording the same. Tangible further covenants and agrees that Tangible will maintain, subject to the above named exclusions, the valid security interest of the Lender in the Collateral free of all liens, claims, and encumbrances that may be, or are threatened to be, made prior to said security interest. Tangible will not create nor permit the existence of any lien or security interest other than that created hereby on the Collateral without the written consent of Lender.

         3. INDEMNIFICATION OF LENDER. Tangible covenants and agrees to defend all or any part of the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Lender, and Tangible shall fully indemnify the Lender for all loss and expense suffered or incurred by the Lender as a result of any such claim or demand.

         4. TAXES, ASSESSMENTS, ETC.; NO REMOVAL OR TRANSFER OF COLLATERAL. Tangible will pay and discharge all taxes, rates, assessments, duties, and charges which are now or may hereafter be levied or assessed, or become or threaten to become a charge upon or against, or relate to the Collateral, or the debts or interest, the payment of which is hereby secured; Tangible will not use the Collateral illegally or improperly, and shall not, without the written consent of the Lender, remove the Collateral from the state wherein the same is now located, and shall not sell, assign, transfer, lease, mortgage, or hypothecate the Collateral, or any interest therein, without the written consent of the Lender; Tangible agrees that all additions to, accessions to, renewals and replacements of, or substitutions for the Collateral, as well as proceeds from the sale of the Collateral are covered in this Agreement or in any financing statement or other document executed in connection herewith and such inclusion shall not be construed as giving authority to Tangible to sell or otherwise dispose of the Collateral except as provided herein.

         5. CARE OF PROPERTY. Tangible agrees: not to misuse, waste, injure, destroy, conceal, encumber or in any way dispose of the Collateral or use it unlawfully or for hire or contrary to the provisions of any insurance coverage, or allow any tax lien against it to become delinquent; to keep the Collateral free from all liens for storage, labor and materials; to maintain the Collateral in good repair and to be responsible for any loss or damage to it; to register the Collateral in accordance with law if necessary.

         6. INSURANCE. Tangible agrees at its own expense to insure the Collateral against loss, damage, theft (and such other risks as the Lender may require) to the full insurable value thereof with insurance companies and under policies and in form satisfactory to the Lender. All policies of insurance shall have endorsed thereon the Lender's standard loss payable clause



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and/or such other endorsement as the Lender may from time to time request and said policies shall provide for at least ten (10) days written notice of cancellation to the Lender. Upon request, policies or certificates attesting the coverage, as set forth herein, shall be deposited with the Lender. The Lender shall have full power to collect any and all insurance upon the Collateral and to apply the same at its option to any obligation secured hereby, whether or not matured, or to the restoration or repair of the property. The Lender shall have no liability whatsoever for any loss that may occur by reason of the omission or lack of coverage of any such insurance. Should the Collateral suffer any loss, damage, or injury from any cause whatsoever, whether or not the same is covered by insurance, such loss, damage, or injury shall be borne by Tangible and shall not relieve them from any obligation herewith. Tangible agrees to save the Lender harmless from any and all liabilities, including all costs by the ownership, possession or use of the Collateral.

         7. RIGHT TO INSPECT. The Lender may examine and inspect the Collateral or any portion thereof wherever located, at any reasonable time or times.

         8. RIGHT TO PROTECT COLLATERAL. The Lender may, but is not required to, at its option, pay any tax, assessment, insurance premium, expense, repair or other charges payable by Tangible, and any filing or recording fees, and any amount so paid, with interest thereon at the maximum rate permitted by law from date of payment until repaid shall be secured hereby and shall be repayable by Tangible on demand. The rights granted by this paragraph are not a waiver of any other rights of the Lender arising from breach of any of the covenants hereof by Tangible.

         9. DEFAULT. Time is of the essence in this Agreement, and Tangible shall be in default hereunder upon the occurrence of the following events ("EVENTS OF DEFAULT") to wit:

                  (a) Any failure to pay when due the full amount of any payment of principal, interest, taxes, insurance premiums or other charges as specified in the indebtedness referenced hereby;

                  (b) Any failure to perform as required by any covenant or agreement herein;

                  (c) The falsity of any representation made by Tangible herein or in the Tangible Secured Promissory Note;

                  (d) If the Collateral should be seized or levied upon under any legal governmental process against Tangible or against the Collateral;

                  (e) If Tangible becomes the subject of a petition in bankruptcy, either voluntary or involuntary, or in any other proceeding under the federal bankruptcy laws; or makes an assignment for the benefit of creditors; or if Tangible is named in or the Collateral is subjected to a suit for the appointment of a receiver;

                  (f) Loss, substantial damage to, or destruction of any material portion of the Collateral;



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                  (g) Merger or consolidation (where Tangible is not the
         surviving entity), dissolution or transfer of a substantial part of the Collateral of Tangible;

                  (h) The assignment by Tangible of any equity in any of the Collateral covered hereby without the written consent of the Lender;

                  (i) The Collateral is lost, stolen or materially damaged; or

                  (j) A change in the name of Tangible or its state of incorporation without the consent of Lender.

         10. REMEDIES. Lender shall give notice to Tangible upon the occurrence of an Event of Default in Section 9 (b), (c), (d), (e), (f), or (i) hereunder with the opportunity to cure such default within five (5) business days. If, after the expiration of such notice period, or upon the occurrence of an Event of Default in Section 9 (a), (g), (h) or (j) and at any time thereafter, the Lender shall have the remedies of a Lender under the California Commercial Code or other applicable law, and without limiting the generality of the foregoing, the Lender shall be entitled as follows:

                  (a) The Lender is authorized to enter any premises where the Collateral is situated and take possession of said Collateral without notice or demand and without legal proceedings; and

                  (b) Tangible agrees to put the Lender in possession of the Collateral on demand; and

                  (c) At the request of the Lender, Tangible will assemble the Collateral and make it available to the Lender at a place designated by the Lender which is reasonably convenient to both parties; and

                  (d) The Lender may sell, lease or otherwise dispose of the Collateral in a commercially reasonable manner and in accordance with law. Tangible agrees that a period of ten (10) days from the time notice is sent, by first class mail or otherwise, shall be a reasonable period of notification for a sale or other disposition of the Collateral. Tangible agrees that any notice or other communication by the Lender to Tangible shall be sent to the mailing address of Tangible stated herein. Tangible agrees to pay on demand the amount of all expenses reasonably incurred by the Lender in protecting or realizing on the Collateral. In the event that this Agreement or any obligations secured by it is referred to any attorney for protecting or defending the priority of the Lender's interest or for collection or realization procedures, Tangible agrees to pay a reasonable attorney's fee, including fees incurred in both trial and appellate courts, or fees incurred without suit, and expenses of the search and all costs and costs of public officials. The sums agreed to be paid in this subparagraph shall be secured hereby; and



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                       (e) If the Lender disposes of the Collateral, Tangible
              agrees to pay any deficiency remaining after application of the net proceeds to any indebtedness secured hereby;

                       (f) The Lender shall have the right immediately and
              without further action by it, to set off against the liabilities of Tangible, all money owed by the Lender in any capacity to Tangible, whether or not due, and the Lender shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon occurrence of such default even though such charge is made or entered on the books of the Lender subsequent thereto; and

         11. REMEDIES ARE CUMULATIVE; NO WAIVER. The Lender shall have the right to enforce one or more remedies hereunder or any other remedy it may have, successively or concurrently, and such action shall not operate to estop or prevent the Lender from pursuing any further remedy that it may have hereunder; no waiver by the Lender of any breach or default of or by Tangible shall be deemed to alter or affect the Lender's rights hereunder with respect to any prior or subsequent default.

         12. TANGIBLE TO PAY ORIGINATION FEE LENDER'S LITIGATION COSTS. Upon closing of the Tangible Secured Promissory Note, Tangible shall pay the Lender a fee of three and one half percent (3.5%) of the Loan Amount. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         13. GENERAL. This Agreement may not be altered or amended except by a writing signed by Tangible, accepted by the Lender and attached hereto. Any provisions found to be invalid shall not invalidate the remainder hereof. Waiver of any default shall not constitute a waiver of any subsequent default. This instrument is to be governed by the laws of the State of California. The Lender shall have the right to date this instrument and fill in any blanks to correct patent errors. All words used herein shall be construed to be of such gender and number as the circumstances require and all references to Tangible shall include all other persons or secondarily liable thereunder. This instrument shall be binding upon the successors and assigns of Tangible and shall inure to the benefit of the Lender, and its successors and assigns.

                           [signatures on next page]


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         IN WITNESS WHEREOF, a duly authorized officer of Tangible has caused this Agreement to be executed as of the day and year first above written.

                                        TANGIBLE ASSET GALLERIES, INC., a Nevada corporation

                                        By: /s/ Silvano DiGenova
                                            ----------------------------------
                                            Name:
                                            Title: